SCUDDER
PURE NO-LOAD(TM) FUNDS [LOGO]

A Collection Of
Prospectuses
For Six
Scudder Funds


99-2-38

This combined prospectus sets forth concisely the information a prospective investor should know before investing in the following open-end funds: Scudder U.S. Treasury Money Fund; Scudder Income Fund, a series of Scudder Portfolio Trust; Scudder Growth and Income Fund, a series of Scudder Investment Trust; Scudder Development Fund, a series of Scudder Securities Trust; Scudder Global Fund, a series of Scudder Global Fund, Inc.; and Scudder Emerging Markets Growth Fund, a series of Scudder International Fund, Inc. Please retain it for future reference.

If you require more detailed information, Statements of Additional Information dated November 1, 1997 for Scudder U.S. Treasury Money Fund, Scudder Development Fund and Scudder Global Fund; March 1, 1998 for Scudder Emerging Markets Growth Fund; and May 1, 1997 for Scudder Income Fund and Scudder Growth and Income Fund, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statements, which are incorporated by reference into this prospectus, have been filed with the Securities and Exchange Commission and are available along with other related materials on the SEC's Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 11.

----------------------------
NOT FDIC-  MAY LOSE VALUE
INSURED    NO BANK GUARANTEE
----------------------------

99-2-38


SCUDDER  [LOGO]



Scudder U.S. Treasury Money Fund
---------------------------------
November 1, 1997 as supplemented December 31, 1997

Scudder Income Fund
---------------------------------
May 1, 1997 as supplemented February 10, 1998

Scudder Growth and Income Fund
---------------------------------
May 1, 1997 as supplemented February 10, 1998

Scudder Development Fund
---------------------------------
November 1, 1997 as supplemented December 31, 1997

Scudder Global Fund
---------------------------------
November 1, 1997 as supplemented December 31, 1997

Scudder Emerging Markets
Growth Fund
---------------------------------
March 1, 1998


Six pure no-load(TM) (no sales charges) mutual funds offering a broad range of investment objectives.

Shares of Scudder U.S. Treasury Money Fund are not insured or guaranteed by the U.S. Government. Scudder U.S. Treasury Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

Expense information


--------------------------------------------------------------------------------
How to compare a Scudder Family of Funds pure no-load(TM) fund


This information is designed to help you understand the various costs and expenses of investing in Scudder funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in a Fund for various transactions.

                                                                 Scudder        Scudder      Scudder
                                                               U.S Treasury   Development    Global
                                                                Money Fund       Fund         Fund
                                                               ------------   -----------    ------
    Sales commissions to purchase shares (sales load)              NONE           NONE         NONE
    Commissions to reinvest dividends                              NONE           NONE         NONE
    Redemption fees                                                NONE*          NONE*        NONE*
    Fees to exchange shares                                        NONE           NONE         NONE

2) Annual Fund operating expenses: Expenses paid by a Fund before it distributes its net investment income, expressed as a percentage of each Fund's average daily net assets for the fiscal year ended June 30, 1997 for Scudder U.S. Treasury Money Fund, Scudder Development Fund and Scudder Global Fund.

    Investment management fee (after waiver, if applicable)        0.21%**        0.98%        0.95%
    12b-1 fees                                                     NONE           NONE         NONE
    Other expenses                                                 0.44%          0.38%        0.42%
                                                                   ----           ----         ----
    Total Fund operating expenses (after waiver, if applicable)    0.65%**        1.36%        1.37%
                                                                   ====           ====         ====

Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)

    One year                                                      $   7          $  14        $  14
    Three years                                                      21             43           43
    Five years                                                       36             75           75
    Ten years                                                        81            164          165

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Funds or by "Write-A-Check" for Scudder U.S. Treasury Money Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

** Until October 31, 1998, the Adviser has agreed to waive all or a portion of its investment management fee payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.65% of the average daily net assets. If the Adviser had not agreed to do so, Fund operating expenses would have been: investment management fee .50%, other expenses .44% and total operating expenses .94% for the fiscal year ended June 30, 1997.

--------------------------------------------------------------------------------


--
2

Expense information


--------------------------------------------------------------------------------
How to compare a Scudder Family of Funds pure no-load(TM) fund


This information is designed to help you understand the various costs and expenses of investing in Scudder funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in a Fund for various transactions.

                                                         Scudder       Scudder
                                                       Growth and      Income
                                                       Income Fund      Fund
                                                       ----------      ------
    Sales commissions to purchase shares (sales load)     NONE          NONE
    Commissions to reinvest dividends                     NONE          NONE
    Redemption fees                                       NONE*         NONE*
    Fees to exchange shares                               NONE          NONE

2) Annual Fund operating expenses: Expenses paid by a Fund before it distributes its net investment income, expressed as a percentage of each Fund's average daily net assets for the fiscal year ended December 31, 1996 for Scudder Growth and Income Fund and Scudder Income Fund.

    Investment management fee                             0.49%         0.61%
    12b-1 fees                                            NONE          NONE
    Other expenses                                        0.29%         0.37%
                                                          ----          ----
    Total Fund operating expenses                         0.78%         0.98%
                                                          ====          ====

Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)

    One year                                              $  8          $  10
    Three years                                             25             31
    Five years                                              43             54
    Ten years                                               97            120

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Funds. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

--------------------------------------------------------------------------------


                                                                              --

Expense information


--------------------------------------------------------------------------------
How to compare a Scudder Family of Funds pure no-load(TM) fund


This information is designed to help you understand the various costs and expenses of investing in Scudder Emerging Markets Growth Fund. By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

    Sales commissions to purchase shares (sales load)                   NONE
    Commissions to reinvest dividends                                   NONE
    Deferred sales charge                                               NONE
    Redemption fees payable to the Fund                                 2.00%*
    Exchange fees payable to the Fund                                   2.00%*

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended October 31, 1997.


    Investment management fee (after waiver)                            1.17%**
    12b-1 fees                                                          NONE
    Other expenses (after reimbursements)                               1.08%**
                                                                        ----
    Total Fund operating expenses (after waiver and reimbursements)     2.25%**
                                                                        ====


Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders.


             1 Year               3 Year            5 Years           10 Years
             ------               ------            -------           --------
              $23                  $70                $120              $258


See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* There may be a 2% fee retained by the Fund which is imposed only on redemptions or exchanges of shares held less than one year. You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Exchanging and redeeming shares."


** The Adviser and certain of its subsidiaries agreed not to impose all or a portion of its management fee until February 28, 1998, in order to maintain the annualized expenses of the Fund at not more than 2.00% of average daily net assets. Due to such waiver and reimbursements for the fiscal year ended October 31, 1997, the total annualized expenses of the Fund did not exceed 2.00% of average daily net assets. From March 1, 1998, until August 31, 1998, the Adviser and certain of its subsidiaries have agreed to waive and/or reimburse all or portions of their fees and expenses payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 2.25% of average daily net assets. Expenses shown above are restated to reflect what the Fund would have paid during the fiscal year ended October 31, 1997 if expenses had been maintained at 2.25% throughout the period. If the Adviser and its subsidiaries had not agreed to waive and/or reimburse all or portions of their fees and expenses, Fund expenses would have been: investment management fee 1.25%, other expenses 1.08% and total operating expenses 2.33% for the fiscal year ending October 31, 1997.



--
4

Financial Highlights

Scudder U.S. Treasury Money Fund

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1997 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                        Years Ended June 30,
                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period .......................  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
Net investment income .............    .045     .048     .046     .027     .027     .044     .065     .075     .074     .055
Less distributions from net
   investment income and net
   realized gains on investment
   transactions (a) ...............   (.045)   (.048)   (.046)   (.027)   (.027)   (.044)   (.065)   (.075)   (.074)   (.055)
Net asset value, end of period ....  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................    4.58     4.91     4.70     2.74     2.74     4.48     6.71     7.74     7.66     5.69
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ...................     399      396      383      383      305      299      272      198      167      154
Ratio of operating expenses, net to
   daily net average assets (%) ...     .65      .65      .65      .65      .65      .65      .82      .98     1.01     1.04
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ...........     .94      .92      .90      .90      .85      .85      .91      .98     1.01     1.04
Ratio of net investment income to
   average net assets (%) .........    4.49     4.80     4.61     2.75     2.69     4.31     6.37     7.46     7.41     5.54

(a) Net realized capital gains were less than 6/10 of 1 (cent) per share.

--------------------------------------------------------------------------------


                                                                              --

Financial Highlights

Scudder Income Fund


--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements. If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                       Years Ended December 31,
                                     1996(a)    1995     1994     1993     1992     1991     1990        1989     1988     1987
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period ..........................  $13.61   $12.32   $13.71   $13.48   $13.91   $12.82   $12.89      $12.41   $12.40   $13.41
Income from investment
  operations:
Net investment income .............     .80      .83      .84      .90      .95      .93     1.03        1.05     1.07     1.08
Net realized and unrealized gain
  (loss) on investments ...........    (.36)    1.41    (1.45)     .77     (.05)    1.22     (.01)        .49      .01     (.99)
Total from investment operations ..     .44     2.24     (.61)    1.67      .90     2.15     1.02        1.54     1.08      .09
Less distributions: ...............    (.81)    (.86)    (.76)    (.87)    (.93)    (.92)   (1.03)      (1.06)   (1.07)   (1.10)
From net investment income
From paid-in capital ..............      --       --       --       --       --       --     (.06)(b)      --       --       --
From net realized gains on
  investment transactions .........    (.09)    (.03)      --     (.45)    (.40)    (.14)      --          --       --       --
In excess of net realized gains ...      --     (.06)    (.02)    (.12)      --       --       --          --       --       --
Total distributions ...............    (.90)    (.95)    (.78)   (1.44)   (1.33)   (1.06)   (1.09)      (1.06)   (1.07)   (1.10)
Net asset value, end of period ....  $13.15   $13.61   $12.32   $13.71   $13.48   $13.91   $12.82      $12.89   $12.41   $12.40
-------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................    3.41    18.54    (4.43)   12.58     6.74    17.32     8.32       12.75     8.91      .74
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ....................     579      578      463      509      457      403      302         272      245      242
Ratio of operating expenses to
  average daily net assets (%) ....     .98      .99      .97      .92      .93      .97      .95         .93      .94      .94
Ratio of net investment income
  to average daily net assets (%) .    6.01     6.35     6.43     6.32     7.05     7.13     8.21        8.23     8.53     8.37
Portfolio turnover rate (%) .......    66.9    128.3     60.3    130.6    121.3    109.6     48.0        63.2     19.6     33.7

(a) Based on monthly average shares outstanding during the period.
(b) Distribution made (as a result of foreign currency related gains on the disposition of foreign bonds) in order to avoid the payment of a 4% federal excise tax under International Revenue Code section 4982.


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6

Financial Highlights

Scudder Growth and Income Fund

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                      Years Ended December 31,
                                     1996(d)    1995     1994   1993(b)    1992       1991     1990     1989     1988     1987
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period .........................  $20.23   $16.26   $17.24   $16.20   $15.76     $12.77   $14.14   $13.18   $12.31   $15.02
Income from investment
   operations:
Net investment income .............     .60      .55      .49      .49      .57        .57      .65      .67      .60      .68
Net realized and unrealized gain
   (loss) on investment
   transactions ...................    3.84     4.46     (.05)    2.01      .90       2.97    (1.01)    2.75      .86     (.07)
Total from investment operations ..    4.44     5.01      .44     2.50     1.47       3.54     (.36)    3.42     1.46      .61
Less distributions from:
Net investment income .............    (.57)    (.56)    (.51)    (.45)    (.53)      (.55)    (.67)    (.69)    (.59)    (.68)
Net realized gains on investment
   transactions ...................    (.87)    (.48)    (.91)   (1.01)    (.50)        --     (.34)   (1.77)      --    (2.64)
Total distributions ...............   (1.44)   (1.04)   (1.42)   (1.46)   (1.03)      (.55)   (1.01)   (2.46)    (.59)   (3.32)
Net asset value,
   end of period ..................  $23.23   $20.23   $16.26   $17.24   $16.20     $15.76   $12.77   $14.14   $13.18   $12.31
     -------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................   22.18    31.18     2.60    15.59     9.57      28.16    (2.33)   26.36    12.01     3.50
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ...................   4,186    3,061    1,992    1,624    1,166        723      491      490      402      392
Ratio of operating expenses to
   average net assets (%) .........     .78      .80      .86      .86      .94(a)     .97      .95      .87      .92      .89
Ratio of net investment income
   to average net assets (%) ......    2.77     3.10     2.98     2.93     3.60       4.03     5.03     4.47     4.63     4.24
Portfolio turnover rate (%) .......    26.6     26.9     42.3     35.5     27.5       44.7     64.7     76.6     47.6     59.5
Average commission rate paid (c) ..  $.0572   $   --   $   --   $   --   $   --     $   --   $   --   $   --   $   --   $   --

(a) The Adviser did not impose a portion of its management fee amounting to $.02 per share for the year ended December 31, 1992. If all expenses, including the management fee not imposed, had been incurred by the Fund, the annualized ratio of expenses to average net assets for such year would have been 1.08% and the total return would have been lower. This ratio includes costs associated with the acquisition of certain assets of Niagara Share Corporation on July 27, 1992; exclusive of these charges the ratio would have been .92%.
(b) Effective January 1, 1993, the Fund discontinued using equalization accounting.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(d) Based on monthly average shares outstanding during the period.


                                                                              --

Financial Highlights

Scudder Development Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1997 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                      Years Ended June 30,
                                     1997(b)  1996(b)  1995(b)  1994(b)  1993(b)  1992(b)  1991(b)  1990(b)  1989(b)   1988
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period ............  $45.56   $37.35   $27.58   $34.58   $29.92   $27.33   $26.25   $22.54   $22.00   $25.39
Income from investment
   operations:
Net investment loss ...............    (.40)   (0.38)    (.31)    (.30)    (.27)    (.23)    (.10)    (.08)    (.10)    (.08)
Net realized and unrealized
   gain (loss) on
   investment transactions ........   (1.66)   12.79    12.20    (3.63)    6.63     3.78     2.41     6.07     1.06    (1.41)
Total from investment
   operations .....................   (2.06)   12.41    11.89    (3.93)    6.36     3.55     2.31     5.99      .96    (1.49)
Less distributions from
   net realized gains
   on investment
   transactions ...................   (4.48)   (4.20)   (2.12)   (3.07)   (1.70)    (.96)   (1.23)   (2.28)    (.42)   (1.90)
Total distributions ...............   (4.48)   (4.20)   (2.12)   (3.07)   (1.70)    (.96)   (1.23)   (2.28)    (.42)   (1.90)
Net asset value,
   end of period ..................  $39.02   $45.56   $37.35   $27.58   $34.58   $29.92   $27.33   $26.25   $22.54   $22.00
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................   (4.93)   35.26    45.41   (12.91)   22.28    12.83    10.32    28.50     4.66    (5.35)
Ratios and
   Supplemental Data
Net assets, end of period
   ($ millions) ...................     862    1,040      727      546      821      700      476      361      275      356
Ratio of operating expenses
   to average daily net
   assets (%) .....................    1.36     1.24     1.32     1.27     1.30     1.30     1.29     1.34     1.32     1.30
Ratio of net investment
   loss to average daily
   net assets (%) .................   (1.02)   (0.91)   (1.01)    (.91)    (.83)    (.70)    (.40)    (.35)    (.47)    (.44)
Portfolio turnover rate (%) .......    52.2     58.8     41.6     48.3     49.2     53.5     70.8     40.1     32.0     39.2
Average commission rate
   paid (a) .......................  $.0355   $.0554   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --

(a) Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after June 30, 1996.
(b) Per share amounts have been calculated using the weighted average shares method.


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8

Financial Highlights

Scudder Global Fund

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1997 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                       Years Ended June 30,
                                     1997(a)    1996     1995   1994(a)    1993     1992     1991       1990     1989     1988
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period .......................  $28.73   $25.64   $23.93   $21.63   $19.56   $18.06   $20.36     $17.64   $14.47   $15.42
Income from investment
  operations:
Net investment income .............     .17      .24      .25      .23      .15      .19      .40        .19      .19      .18
Net realized and unrealized
  gain (loss) on investments ......    6.58     3.94     1.91     2.57     2.42     2.28    (1.50)      3.28     3.20     (.82)
Total from investment
  Operations ......................    6.75     4.18     2.16     2.80     2.57     2.47    (1.10)      3.47     3.39     (.64)
Less distributions from:
Net investment income .............    (.28)    (.25)    (.11)    (.24)    (.16)    (.31)    (.37)      (.20)    (.14)    (.06)
Net realized gains from
  investment transactions .........   (1.53)    (.84)    (.34)    (.26)    (.34)    (.66)    (.83)      (.55)    (.08)    (.25)
Total distributions ...............   (1.81)   (1.09)    (.45)    (.50)    (.50)    (.97)   (1.20)      (.75)    (.22)    (.31)

Net asset value, end of period ....  $33.67   $28.73   $25.64   $23.93   $21.63   $19.56   $18.06     $20.36   $17.64   $14.47
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................   24.91    16.65     9.11    12.99    13.45    14.09    (5.20)     20.00    23.90    (4.45)
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ....................   1,604    1,368    1,168    1,096      577      371      268        257       91       81
Ratio of operating expenses
  to average daily net
  assets (%) ......................    1.37     1.34     1.38     1.45     1.48     1.59     1.70       1.81     1.98     1.71(c)
Ratio of net investment
  income to average daily
  net assets (%) ..................     .59      .84     1.03      .97      .90     1.09     2.21       1.77     1.22     1.23
Portfolio turnover rate (%) .......    40.5     29.1     44.4     59.7     64.9     44.6     85.0(d)    38.3     30.7     53.8
Average commission rate
  paid (b) ........................  $.0007   $.0272       --       --       --       --       --         --       --       --

(a) Per share amounts have been calculated using weighted average shares outstanding.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after June 30, 1996.
(c) The Adviser absorbed a portion of the Fund's expenses exclusive of management fees; the ratio of operating expenses before expense reductions, to average daily net assets was 1.91%.
(d) The portfolio turnover rate on equity securities and debt securities was 62.7% and 174.4%, respectively, based on average monthly equity holdings and average monthly debt holdings.


                                                                              --

Financial Highlights

Scudder Emerging Markets Growth Fund

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.


If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                                For the Period
                                                                                                  May 8, 1996
                                                                                   Year          (commencement)
                                                                                   Ended       of operations) to
                                                                                 October 31,       October 31,
                                                                                    1997              1996
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................................    $12.85            $12.00
Income from investment operations: ............................................       .02              (.02)
Net investment income (loss)
Net realized and unrealized gain on investments ...............................      1.67               .86
Total from investment operations ..............................................      1.69               .84
Less distributions from net investment income .................................      (.03)               --
Redemption fees ...............................................................       .05               .01
Net asset value, end of period ................................................    $14.56            $12.85
----------------------------------------------------------------------------------------------------------------
Total Return (%) (c) (d) ......................................................     13.51              7.08**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................       220                76
Ratio of operating expenses, net to average daily net assets (%) ..............      2.00              2.00*
Ratio of operating expenses before expense reductions, to average .............      2.33              3.79*
   daily net assets (%)
Ratio of net investment income (loss) to average daily net assets (%) .........       .11              (.32)*
Portfolio turnover rate (%) ...................................................      61.5              19.5*
Average commission rate paid (b) ..............................................    $.0013            $.0006


(a) Based on monthly average of shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks.
(c) Total return is higher due to maintenance of the Fund's expenses.
(d) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


--
10

A message from the President

[PHOTO]

Edmond D Villani, President
and CEO, Scudder Kemper
Investments, Inc.

Scudder Kemper Investments, Inc., investment adviser to the Scudder Family of Funds, is one of the largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

We offered America's first no-load mutual fund in 1928, and today the Scudder Family of Funds includes over 45 no-load mutual fund portfolios. We also manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund, and numerous other open and closed-end funds that invest in this country and other countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Investor Centers.

The Scudder Family of Funds includes those Funds, or classes of Funds, advised by Scudder Kemper Investments, Inc., that are offered without commissions to purchase or redeem shares or to exchange from one fund to another. There are no 12b-1 fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.


/s/ Edmond D. Villani



Fund objectives

o   Scudder U.S. Treasury Money Fund

    seeks safety, liquidity and stability of capital and, consistent therewith, current income

o   Scudder Income Fund

    seeks a high level of income, consistent with the prudent investment of capital

o   Scudder Growth and Income Fund

    seeks long-term growth of capital, current income and growth of income

o   Scudder Development Fund

    seeks long-term growth of capital

o   Scudder Global Fund

    seeks long-term growth of capital from global investment

o   Scudder Emerging Markets Growth Fund

    seeks long term growth of capital primarily through equity investments in emerging markets around the globe

 Contents

Introduction ........................................................  17
Scudder U.S. Treasury Money Fund ....................................  17
Scudder Income Fund .................................................  18
Scudder Growth and Income Fund ......................................  20
Scudder Development Fund ............................................  21
Scudder Global Fund .................................................  22
Scudder Emerging Markets Growth Fund ................................  25
Additional information about policies
   and investments ..................................................  27
Distribution and performance information ............................  36
Fund organization ...................................................  38
Transaction information .............................................  41
Shareholder benefits ................................................  46
Purchases ...........................................................  50
Exchanges and redemptions ...........................................  52
Investment products and services ....................................  45
How to contact Scudder .......................................  Back cover


                                                                              --

Introduction


Scudder U.S. Treasury Money Fund, Scudder Income Fund, Scudder Growth and Income Fund, Scudder Development Fund, Scudder Global Fund and Scudder Emerging Markets Growth Fund (collectively, the "Funds") are mutual funds advised by Scudder Kemper Investments, Inc. (the "Adviser"). The six Funds' prospectuses are presented together so you can understand their important differences and decide which Fund or combination of Funds is most suitable for your investment needs.


Except as otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that each Fund's objectives will be met.

Scudder U.S. Treasury Money Fund

Investment objective and policies

Scudder U.S. Treasury Money Fund, a diversified, open-end management investment company, seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to achieve its objective by investing in short-term U.S. Government securities and repurchase agreements. The Fund seeks to maintain a constant net asset value of $1.00 and declares dividends daily.

Investment characteristics

The Fund seeks to provide investors with current income and stability of capital through a portfolio consisting primarily of short-term U.S. Treasury obligations and similar investments. The Fund is a "fixed price" fund; that is, it seeks to maintain a constant share price of $1.00, although under certain circumstances this may not be possible. This price stability makes the Fund suitable for investors who are seeking current income and who are unwilling to accept stock or bond market risk.

The Fund is also designed to minimize credit risk. It invests exclusively in short-term securities unconditionally guaranteed by the U.S. Government (as to payment of both principal and interest) and repurchase agreements backed fully by U.S. Treasury securities.

The Fund invests in U.S. Government securities whose interest is specifically exempted from state and local income taxes under federal law; the interest is not exempt from federal income tax. Most, but not all, states allow this tax-exempt character of the Fund's income to pass through to its shareholders, so that distributions from the Fund to the extent derived from interest that is exempt from state and local income taxes, are exempt from such taxes when earned by a shareholder of the Fund. Shareholders should, however, contact their own tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of distributions received from the Fund which is attributable to interest from U.S. Government securities. Income earned by the Fund from U.S. Treasury-backed repurchase agreements generally is not exempt from state and local tax.

Investments

The Fund invests without limitation in short-term securities consisting of U.S. Treasury notes, bonds, bills and in other securities issued or guaranteed by the U.S. Government and thus backed by the full faith and credit of the United States. The Fund may invest its assets, when conditions are appropriate, in repurchase agreements, but only if they are fully collateralized by U.S. Treasury obligations. At least 80% of the Fund's assets will be invested in either U.S. Treasury securities or in repurchase agreements collateralized by U.S. Treasury obligations. All of the securities in which the


--
12

Fund may invest are U.S. dollar-denominated. The Fund's investments in U.S. Government obligations provide a high degree of safety and liquidity. Amendments have been proposed to the federal rules regulating quality, maturity and diversification requirements of money market funds, like the Fund. If the amendments are adopted the Fund intends to comply with such new requirements. The Fund may also invest in when-issued securities, whose market value may involve an unrealized gain or loss prior to settlement. In addition the Fund may invest, to a limited extent, in illiquid or restricted securities.

The Fund's investments in U.S. Government securities may have maturities of up to 762 calendar days; all other portfolio securities will have maturities of up to 397 calendar days. The dollar-weighted average maturity of the Fund's portfolio investments varies with money market conditions, but is always 90 days or less. As a money market fund with a short-term maturity, the Fund's income fluctuates with changes in interest rates but its price is expected to remain fixed at $1.00 per share.

Why invest in the Fund?

The Fund can be appropriate for investors who are concerned about stability of principal. If investors are just starting out and want their assets to grow in a stable investment, if they want to keep their nest egg safe and handy, or if they are simply looking to "park" their investment capital for a short time, a government money market fund may be a good choice. One appealing characteristic of a money market fund is that it seeks to maintain a stable share price. Thus, not only should investors have the value of their initial investment maintained, they ordinarily will have earnings on that investment, plus earnings on those earnings, if dividends are reinvested.

Another important feature of the Fund is daily liquidity. Investors can gain access to their cash by toll-free telephone redemption or with our convenient check writing option. Shareholders may write checks of at least $100.

The Fund is appropriate for investors who are seeking a high degree of credit safety. U.S. Treasury bills, notes and bonds and other securities backed by the full faith and credit of the U.S. Government are considered to be of the highest quality and among the safest investments to own. Income derived from these securities is exempt from state and local taxes in many regions of the country.

Scudder Income Fund

Investment objective and policies

Scudder Income Fund, a diversified series of Scudder Portfolio Trust, seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

The Fund invests primarily in a broad range of high-grade, income-producing securities such as corporate bonds and government securities. The Fund may invest, from time to time, in municipal obligations. There is no limitation as to the proportions of the portfolio which may be invested in each of these types of securities.

Proportions among the types of securities vary, depending on the prospects for income related to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates and other factors. However, it is a policy of the Fund to allocate investments among industries and companies. The Fund changes its portfolio securities for investment considerations, not for trading purposes.

Investments

The majority of the Fund's assets are usually invested in intermediate- and long-term fixed-income securities. Long-term bonds have remaining maturities of longer than eight years and usually pay a higher rate of income than short-term fixed-income securities and common


                                                                              --
stocks. The Fund, however, has the flexibility to invest in securities within any maturity range and has consistently held investments with short and intermediate maturities as well as long maturities. The Fund may invest in bonds, notes, zero coupon securities, adjustable rate bonds, convertible bonds, preferred and convertible preferred securities, commercial paper, debt securities issued by real estate investment trusts ("REITs"), mortgage and asset-backed securities and other money market instruments and restricted securities such as private placements.

Under normal market conditions, the Fund will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa and A) or Standard & Poor's ("S&P") (AAA, AA and A), or if unrated, in bonds judged by the Fund's Adviser to be of comparable quality at the time of purchase. The Fund may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B by Moody's or S&P or their equivalent. During the fiscal year ended December 31, 1996, the average monthly dollar-weighted market value of the bonds in the Fund's portfolio was rated as follows: 56% AAA, 4% AA, 20% A and 20% BBB.

The Fund may also invest in U.S. Government securities which include:

o securities issued and backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills, notes and bonds;

o securities, including mortgage-backed securities, issued by an agency or instrumentality of the U.S. Government, including those backed by the full faith and credit of the U.S. Government and those issued by agencies and instrumentalities which, while neither direct obligations of, nor guaranteed by the U.S. Government, are backed by the credit of the issuer itself and may be supported as well by the issuer's right to borrow from the U.S. Treasury; and

o securities of the U.S. Government, its agencies or instrumentalities on a when-issued or forward delivery basis.

The Fund may invest in foreign securities and certificates of deposit issued by foreign and domestic branches of U.S. banks. It may also invest in when-issued or forward delivery securities, indexed securities, repurchase agreements, restricted securities, and may engage in dollar-roll transactions and strategic transactions. More information about these investment techniques is provided under "Additional information about policies and investments."

The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of an investor's shares to be higher or lower than when purchased.

Why invest in the Fund?

Scudder Income Fund seeks to provide investment income from a professionally managed portfolio consisting primarily of intermediate- and long-term, high-grade fixed-income securities.

Fixed-income securities purchased by the Fund will be primarily high-grade bonds: those rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or those of equivalent quality as determined by the Adviser. By focusing on intermediate- and long-term securities, the Fund offers investors willing to accept greater principal risk the possibility of earning a higher rate of income than is generally available from funds investing in short-term or money market securities.

The Fund may also invest up to 20% of its assets in lower quality domestic debt securities, sometimes referred to as "high-yield" or "junk" bonds. These bonds offer higher income, as well as the prospect for price appreciation, but involve more risk, particularly a greater risk of default,


--
14
than U.S. Government bonds or other high quality, corporate fixed-income securities. The Fund's Adviser seeks to reduce these risks through investment diversification and ongoing research and analysis.


The Adviser has been researching and managing fixed-income investments since 1929. As America's oldest no-load mutual fund, Scudder Income Fund has not missed a quarterly dividend payment in over 60 years.


Scudder Growth and Income Fund

Investment objectives and policies

Scudder Growth and Income Fund, a diversified series of Scudder Investment Trust, seeks long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities for investment considerations and not for trading purposes.

Investments


The Fund attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with the Fund's objective. From time to time, for temporary defensive purposes, when the Adviser feels such a position is advisable in light of economic or market conditions, the Fund may invest, without limit, in cash and cash equivalents. It is impossible to predict for how long such alternative strategies will be utilized. The Fund may invest in foreign securities and in repurchase agreements. It may also loan securities and may engage in strategic transactions. More information about investment techniques is provided under "Additional information about policies and investments."


The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased.

Why invest in the Fund?

The Fund seeks to provide participation in the long-term growth of the economy through the potential investment returns offered by common stocks and securities convertible into common stocks. It maintains a diversified portfolio consisting primarily of common stocks, preferred stocks and convertible securities of companies with long-standing records of earnings growth. These companies, many of which are mainstays of the U.S. economy, offer prospects for future growth of earnings and profits, and therefore may offer investors attractive long-term investment opportunities. This strategy, with an emphasis on income, may be more appropriate for the conservative portions of your equity portfolio.

The Fund is designed for long-term investors who can accept moderate stock market risk. In return for accepting stock market risk, you may earn a greater return on your investment than from a money market or an income fund, but experience less risk than from a portfolio of more speculative equity securities.


                                                                              --

Scudder Development Fund

Investment objective and policies

Scudder Development Fund, a diversified series of Scudder Securities Trust, seeks long-term growth of capital by investing primarily in securities of small and medium-size growth companies. The Fund is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income.

Investments


The Fund generally invests in equity securities, including common stocks and convertible securities, of small and medium-size companies, commonly referred to as emerging growth companies, that the Adviser believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general. Generally, small and medium-size companies are those with $50 million to $5 billion in total market capitalization.


To help reduce risk, the Fund allocates its investments among many companies and different industries. In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

For temporary defensive purposes the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such cases, the Fund may invest without limit in cash and may invest in high quality debt securities without equity features, U.S. Government securities and money market instruments which are rated in the two highest categories by Moody's or S&P, or, if unrated, are deemed by the Adviser to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized.

In addition, the Fund may invest in preferred stocks when management anticipates that the capital appreciation is likely to equal or exceed that of common stocks over a selected time.

The Fund may enter into repurchase agreements, and invest in illiquid or restricted securities, foreign securities, convertible bonds, and may engage in strategic transactions. More information about these investment techniques is provided under "Additional information about policies and investments."

Why invest in the Fund?

Scudder Development Fund offers participation in the potential growth of small and medium-size growth companies with favorable long-term prospects. The Fund offers the benefits of professional management of investments chiefly in U.S. companies with histories of rapid earnings growth and like prospects for the future. In return for accepting above-average risk, investors gain access to a large, diversified portfolio designed for above-average capital appreciation compared to that available from larger companies such as those in the Standard & Poor's 500 Stock Index.

Scudder Global Fund

Investment objective and policies

Scudder Global Fund, a series of Scudder Global Fund, Inc., seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt


--
16
securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

Investments

The Fund invests in companies that the Adviser believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. It is expected that investments will be spread broadly around the world. The Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or those of equivalent quality as determined by the Adviser. The Fund may not invest more than 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P or deemed by the Adviser to be of comparable quality (commonly referred to as "high yield" or "junk" bonds) (see "Additional information about policies and investments--Risk factors").

The Fund may invest in zero coupon securities which pay no cash income and are issued at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Fixed-income securities and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) may be held for temporary investment purposes and for liquidity. In addition, for temporary defensive purposes, the Fund may vary from its investment policies during periods when the Adviser determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. It is impossible to accurately predict for how long such alternative strategies may be utilized. The Fund may invest in closed-end investment companies holding foreign securities and may make loans of portfolio securities. In addition, the Fund may engage in strategic transactions.

Why invest in the Fund?

The management of the Fund believes that there is substantial opportunity for long-term capital growth from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. This global investment framework seeks to take advantage of the investment opportunities created by the global economy. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell


                                                                              --
their products and raise capital. As a result, international trends such as movements in currency and trading relationships are becoming more important to many industries than purely domestic influences. To understand a company's business, it is frequently more important to understand how it is linked to the world economy than whether or not it is, for example, a U.S., French or Swiss company. Just as a company takes a global perspective in deciding where to operate, so too may an investor benefit from looking globally in deciding which industries are growing, which producers are efficient and which companies' shares are undervalued. The Fund affords the investor access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

The Fund is designed for investors seeking worldwide equity opportunities in developed, newly industrialized and developing countries (some of these developing countries are located in Latin America and Africa). Like consumers who seek to buy a good product wherever it is made, the Fund seeks to find investment opportunities regardless of location. Because the Fund's portfolio invests globally, it provides the potential to augment returns available from the U.S. stock market. In addition, since U.S. and foreign markets do not always move in step with each other, a global portfolio will be more diversified than one invested solely in U.S. securities.

Investing directly in foreign securities is usually impractical for most investors because it presents complications and extra costs. Investors often find it difficult to arrange purchases and sales, to obtain current information, to hold securities in safekeeping and to convert the value of their investments from foreign currencies into dollars. The Fund manages these problems for the investor. With a single investment, the investor has a diversified worldwide investment portfolio which is managed actively by experienced professionals. The Adviser has had many years of experience investing in foreign markets and dealing with trading, custody and currency transactions around the world. The Adviser has the benefit of information it receives from worldwide sources and believes the Fund affords investors an efficient and cost-effective method of investing worldwide.

Scudder Global Fund is designed for long-term investors who can accept international investment risk. The dollar value of the Fund's portfolio securities fluctuates with changes in market and economic conditions abroad and with changes in relative currency values. Changes in the Fund's share price may not be related to changes in the U.S. stock and bond markets. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. For additional information concerning risks of international investment, see "Risks of global investing."

Risks of global investing

Global investing involves economic and political considerations not typically found in U.S. markets. These considerations, which may favorably or unfavorably affect the Fund's performance, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends and interest paid to the Fund), war, expropriation, political and social instability, and diplomatic developments.

Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing


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18
countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

The Fund is designed for long-term investors who can accept international investment risk. Since the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. Because of the Fund's global investment policies and the investment considerations discussed above, investment in shares of the Fund should not be considered a complete investment program.

Scudder Emerging Markets Growth Fund

Investment objective and policies

Scudder Emerging Markets Growth Fund, a non-diversified series of Scudder International Fund, Inc., seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appears to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. In the opinion of the Adviser, many emerging nations around the globe are likely to continue to experience economic growth rates well in excess of those found in the U.S., Japan and other developed markets. In the opinion of the Adviser, this economic growth should translate into strong stock market performance over the long term.

While the Fund offers the potential for substantial price appreciation over time, it also involves above-average investment risk. The Fund is designed as a long-term investment and not for short-term trading purposes. It should not be considered a complete investment program. The Fund's net asset value (price) can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, investment flows and other factors. To encourage a long-term investment horizon, a 2% redemption and exchange fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.

Investments

At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. There is no limitation, however, on the amount the Fund can invest in a specific country or region of the world.

The Fund deems an issuer to be located in an emerging market if:

o   the issuer is organized under the laws of an emerging market country;

o   the issuer's principal securities trading market is in an emerging market;
    or


                                                                              --

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depository receipts and warrants. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund may invest in illiquid or restricted securities.

The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests.


Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the Adviser takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results. The Fund may also purchase securities on a when-issued or forward delivery basis, enter into reverse repurchase agreements and may engage in various strategic transactions, including derivatives.

For temporary defensive purposes, the Fund may hold, without limit, debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies will be utilized. The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market.


More information about the investments and policies of the Fund is provided under "Additional information about policies and investments."

Investment strategy

The Adviser takes a top-down approach to evaluating investments for the Fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the Adviser to identify the industries and companies most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the Adviser looks for individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The Adviser seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

Why invest in the Fund?

This Fund is designed as a convenient, low cost way for investors to participate in the growth opportunities afforded by a broad range of emerging markets. Through one actively managed, pure no-load(TM) fund, investors can tap


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20
into developing regions throughout the world, without the burden of deciding where and when to invest on their own.


The Adviser believes the emerging markets will continue to experience some of the fastest rates of economic growth over the next decade and continue to offer attractive stock market potential. In the Pacific Rim and other parts of Asia, economies are typically characterized by large, relatively low cost labor pools, high savings rates and worldwide demand for their products. The Adviser believes that the economies of the Pacific Basin, although experiencing many economic challenges currently, could return to above average rates of economic growth within a few years. In Latin America, the region has benefited from governmental efforts to reduce inflation and budget deficits, invest in much needed infrastructure, deregulate or privatize industry and liberalize their capital markets. Eastern European countries are experiencing strong economic growth as capitalism takes hold. Many African and Middle Eastern countries are also benefiting from the shift to market based economies and from improved fiscal and monetary discipline. These regions, as a whole, are attracting a growing pool of foreign investment and benefiting from growing regional trade, which is helping fuel rapid economic growth. Stock markets in many of these countries have outperformed our own and those of the other more developed countries.


Investors should be aware that participation in the Fund involves special considerations and risks not typically associated with a mutual fund investing principally in the securities of U. S. issuers. However, movements in the Fund's share price may have a low correlation with movements in the U.S. markets, so adding shares of the Fund to an investor's portfolio may, over time, increase the investor's overall diversification, and reduce overall risk.

Investing directly in emerging market securities is usually impractical for individual investors. Investors frequently find it difficult to arrange purchases and sales, obtain current market, industry or corporate information, hold securities for safekeeping, and convert profits from foreign currencies to U.S. dollars. The Fund offers professional management and administrative convenience to shareholders wishing to invest in these more dynamic, emerging markets of the world.

Additional information about policies and investments

Investment restrictions


Each Fund has certain investment restrictions which are designed to reduce a Fund's investment risk. Fundamental investment restrictions may not be changed without a vote of shareholders; non-fundamental investment restrictions may be changed by a vote of a Fund's Board of Trustees or Directors.

As a matter of fundamental policy, each Fund may not borrow money, except as permitted under Federal law. Further, as a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes, although each Fund may engage up to 5% of total assets in reverse repurchase agreements or dollar rolls.

As a matter of fundamental policy, each Fund may not make loans except through the lending of portfolio securities, the purchase of debt securities or interests in indebtedness, or through repurchase agreements. Each Fund, except Scudder Growth and Income Fund, has adopted a non-fundamental policy restricting the lending of portfolio securities to no more than 5% of total assets.


A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in each Fund's Statement of Additional Information.

Other Funds may invest to a limited extent in the investments described below. Please refer to each


                                                                              --

Fund's "Investment objective(s) and policies" section above for additional information.

Common stocks

Scudder Growth and Income Fund, Scudder Development Fund, Scudder Global Fund and Scudder Emerging Markets Growth Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible securities

Each Fund, with the exception of Scudder U.S. Treasury Money Fund, may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities.

Debt securities

Although the debt securities in which Scudder Emerging Markets Growth Fund invests are predominantly denominated in U.S. dollars, the Fund may also invest in debt securities denominated in foreign currencies. Such securities may be rated below investment-grade; that is, rated below Baa by Moody's or below BBB by S&P, or may be unrated but equivalent to those rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's. Scudder Emerging Markets Growth Fund may also invest in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collaterized by zero coupon U.S. Treasury bonds.

Dollar roll transactions

Scudder Income Fund may enter into dollar roll transactions with selected banks and broker/dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Fund's borrowing restrictions and consist of the sale by the Fund of mortgage- backed securities, together with a commitment to purchase similar, but not identical, securities at a future date at the same price. In addition, the Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Fund to buy the security.

Foreign securities

Scudder Global Fund and Scudder Emerging Markets Growth Fund may invest in foreign securities. While Scudder Income Fund, Scudder Growth and Income Fund and Scudder Development Fund generally emphasize investments in companies domiciled in the U.S., each may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings. These three Funds may invest in foreign securities when the anticipated performance of the foreign securities is believed by the Adviser to offer more return potential than domestic alternatives in keeping with the investment objective of the Fund. Scudder Income Fund may invest in certificates of deposit


--
22
issued by foreign and of domestic branches of U.S. banks. Scudder Growth and Income Fund may enter into forward foreign currency exchange contracts in connection with the purchase and sale of securities denominated in a foreign currency. Scudder Development Fund has no current intention of investing more than 20% of its net assets in foreign securities.


Illiquid securities


Each Fund may invest a portion of its assets in securities for which there is not an active trading market, or which have resale restrictions ("restricted securities"). These types of securities generally offer a higher return than more readily marketable securities, but carry the risk that the Funds may not be able to dispose of them at an advantageous time or price. Some restricted securities purchased by the Funds, however, may be considered liquid despite resale restrictions, since they can be sold to other qualified institutional buyers under a rule of the Securities and Exchange Commission (Rule 144A). Upon approval from Scudder Income Fund's Board of Trustees and Scudder Emerging Markets Growth Fund's Board of Directors, the Adviser may determine which Rule 144A securities will be considered liquid.

Indexed securities

Scudder Income Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument.

Mortgage and other asset-backed securities

Scudder Income Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, the Fund may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association ("FNMA"), which are not guaranteed by the U.S. Government. Moreover, the Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities.

The Fund may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution.

Real estate investment trusts

Scudder Income Fund and Scudder Growth and Income Fund may purchase real estate investment trusts ("REITs"), which pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority


                                                                              --
of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Repurchase agreements

As a means of earning income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price.

Scudder Income Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase.

Scudder Emerging Markets Growth Fund may also enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities. Please see "Risk factors -- Repurchase Agreements" for more information.

Securities lending


Scudder Growth and Income Fund may lend portfolio securities to registered broker/dealers as a means of increasing its income. These loans may not exceed 30% of the Fund's total assets taken at market value. Loans of portfolio securities will be secured continuously by collateral consisting of U.S. Government securities or fixed-income obligations that are maintained at all times in an amount at least equal to the current market value of the loaned securities. The Fund will earn any interest or dividends paid on the loaned securities and may share with the borrower some of the income received on the collateral for the loan or will be paid a premium for the loan.


Investment company securities

Securities of other investment companies may be acquired by Scudder Global Fund to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

Trust preferred securities

Scudder Income Fund may invest in special purpose trust securities ("trust preferred securities"), which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of trust preferred securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture. These securities tend to be affected by interest rates in a manner similar to debt securities.

When-issued securities

Scudder U.S. Treasury Money Fund, Scudder Income Fund and Scudder Emerging Markets Growth Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Zero coupon securities

Scudder Income Fund, Scudder Growth and Income Fund and Scudder Global Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their maturity value. When held to maturity, their entire income, which consists of


--
24
accretion of discount, comes from the difference between the issue price and their maturity value.

Strategic Transactions and derivatives

Each of the Funds, with the exception of Scudder U.S. Treasury Money Fund, may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in the Funds' portfolios or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").


Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Funds' portfolios, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in a Fund. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.


Risk factors

Each Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that a Fund may use from time to time.

Borrowing. Although the principal of a Fund's borrowing will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, increasing exposure to capital risk.

Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible


                                                                              --
securities entail less credit risk than the issuer's common stock.

Debt securities. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

Risks of debt securities rated below investment-grade: Securities rated below investment-grade (those rated lower than Baa or BBB) are commonly referred to as "junk bonds." These securities can entail greater price volatility and involve a higher degree of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities, and a Fund may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Should the rating of any security held by a Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

Scudder Income Fund may invest up to 20% of its total assets in debt securities rated lower than BBB/Baa or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B by Moody's or S&P or their equivalent. Scudder Global Fund may invest no more than 5% of its total assets in debt securities rated BBB/Baa or below or deemed by the Adviser to be of comparable quality. Scudder Emerging Markets Growth Fund may invest in debt securities with varying degrees of credit quality. Both Scudder Global Fund and Scudder Emerging Markets Growth Fund may invest in securities which are rated as low as C by Moody's or D by S&P at the time of purchase. Such securities may be in default with respect to payment of principal or interest.

Dollar roll transactions. If the broker/dealer to whom a Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted; the value of the securities may change adversely over the term of the dollar roll; the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Foreign securities. Investments in foreign securities involve special considerations due to limited information, higher brokerage costs, different accounting standards, thinner trading markets as compared to domestic markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or


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26
unfavorably by changes in the value of foreign currencies against the U.S.
dollar.

Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.


Illiquid investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.


Indexed securities. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, a Fund will bear the market risk of the reference instrument.

Investing in emerging growth companies. The investment risk associated with emerging growth companies, which are generally small to medium-size, is higher than that normally associated with larger, older companies due to the greater business risks of small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones.

The securities of small and medium-size companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Investing in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon.

The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of


                                                                              --
sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on a Fund's non-dollar denominated securities.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Furthermore, there can be no assurance that a Fund's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. For a more complete description of the risks of investing in emerging markets, please refer to the Fund's Statement of Additional Information.

Mortgage and other asset-backed securities. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Asset-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.

Non-diversified investment company. Scudder Emerging Markets Growth Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Real estate investment trusts. Investment in REITs may subject a Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may


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28
also be affected by tax and regulatory requirements.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, a Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the sellers of the securities before repurchase under a repurchase agreement, a Fund may encounter delay and incur costs including a decline in the value of the securities, before being able to sell the securities. Also, if a seller defaults, the value of such securities may decline before the Fund is able to dispose of them.

Some repurchase commitment transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.


Securities lending. From time to time, Scudder Growth and Income Fund may lend its portfolio securities to registered broker/dealers as described above. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to registered broker/dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans will justify the risk.


Trust preferred securities. If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of trust preferred securities, such as Scudder Income Fund, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of trust preferred securities would likely be negatively affected. Trust preferred securities may be subject to mandatory prepayment under certain circumstances. The market values of trust preferred securities may be more volatile than those of conventional debt securities.

Zero coupon securities. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that


                                                                              --
losses on the hedging instrument may be greater than gains in the value of a Fund's position.

In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.

Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that each Fund may use, with the exception of U.S. Treasury Money Fund, are described more fully in each Fund's Statement of Additional Information.

Distribution and performance information

Dividends and capital gains distributions


Scudder U.S. Treasury Money Fund's dividends from net investment income are declared daily and distributed monthly. The Fund takes into account realized gains and losses on securities held for one year or less (short-term capital gain/loss) in its daily dividend. Scudder Income Fund and Scudder Growth and Income Fund each intend to distribute dividends from its net investment income quarterly in March, June, September and December. Scudder Development Fund and Scudder Emerging Markets Growth Fund intend to distribute any dividends from net investment income in December. Scudder Global Fund intends to distribute any dividends from net investment income in November or December.


Scudder U.S. Treasury Money Fund, Scudder Income Fund, Scudder Growth and Income Fund and Scudder Global Fund intend to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Scudder Development Fund and Scudder Emerging Markets Growth Fund intend to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Distributions for Scudder Emerging Markets Growth Fund are not subject to the 2% redemption fee, whether paid in cash or reinvested.

According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.


Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to individuals at a maximum 20% or 28% capital gains rate (depending on a Fund's holding period for the assets giving rise to the gain) regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from ordinary income distributed by Scudder Growth and Income Fund may qualify



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30
for the dividends-received deduction for corporations. A portion of dividends from net investment income distributed by Scudder Development Fund and Scudder Global Fund may qualify for the dividends-received deduction for corporations.


Shareholders of Scudder Global Fund and Scudder Emerging Markets Growth Fund may be able to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Funds to foreign countries.

Each Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the following year.

Performance information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in a Fund for a specified period. The "average annual total return" of a Fund is the average annual compound rate of return of an investment in a Fund assuming that the investment has been held for one year, five years and ten years as of a stated ending date. (If a Fund has not been in operation for at least ten years, the life of the Fund will be used where applicable.) "Cumulative total return" represents the cumulative change in value of an investment in a Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of a Fund.

Performance for any of the six Funds will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses.



The "yield" of Scudder U.S. Treasury Money Fund refers to the income generated by an investment in the Fund over a specified seven-day period. The "effective yield" of Scudder U.S. Treasury Money Fund is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested and will reflect the effects of compounding. The "SEC yield" of Scudder Income Fund is an annualized expression of the net income generated by the Fund over a specified 30-day (one month) period, as a percentage of the Fund's share price on the last day of that period. This yield is calculated according to methods required by the Securities and Exchange Commission (the "SEC"), and therefore may not equate to the level of income paid to shareholders.

Fund organization

Each Fund, with the exception of Scudder Emerging Markets Growth Fund, is a diversified, open-end management investment company registered under the 1940 Act. Scudder U.S. Treasury Money Fund, Scudder Income Fund, Scudder Growth and Income Fund and Scudder Development Fund are supervised by their respective Boards of Trustees. Scudder Global Fund and Scudder Emerging Markets Growth Fund are supervised by their respective Boards of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Funds are not required to and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors or Trustees, changing fundamental investment policies or approving an investment management agreement or advisory contract.

Shareholders will be assisted in communicating with other shareholders in connection with removing a Director or a Trustee as if Section 16(c) of the 1940 Act were applicable.

The prospectuses of each of the six Funds are combined in this prospectus. Each Fund offers only its own shares, yet it is possible that a Fund


                                                                              --
might become liable for a misstatement regarding another Fund. The Directors and Trustees of each Fund have considered this and approved the use of a combined prospectus.

Scudder U.S. Treasury Money Fund

Scudder U.S. Treasury Money Fund was organized as a Massachusetts business trust in April 1980. The fund changed its name from Scudder Government Money Fund on March 1, 1991.

Scudder Income Fund

Scudder Income Fund is a series of Scudder Portfolio Trust. The Trust was organized as a Massachusetts business trust in September 1984 and on December 31, 1984 assumed the business of its predecessor, which was organized as a Massachusetts corporation in 1928.

Scudder Growth and Income Fund

Scudder Growth and Income Fund is a series of Scudder Investment Trust. The Trust, formerly known as Scudder Growth and Income Fund, was organized as a Massachusetts business trust in September 1984 and on December 31, 1984 assumed the business of its predecessor, which was organized as a Massachusetts corporation in May 1929.

Scudder Development Fund

Scudder Development Fund is a series of Scudder Securities Trust. The Trust was organized as a Massachusetts business trust in October 1985 and on December 31, 1985 assumed the business of its predecessor. Its predecessor was organized as a Delaware corporation in February 1970.

Scudder Global Fund

Scudder Global Fund is a series of Scudder Global Fund, Inc., a Maryland corporation which was organized in May 1986.

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Growth Fund is a series of Scudder International Fund, Inc. The Corporation was organized as a Maryland corporation in July, 1975.

Investment adviser


The Funds retain the investment management firm of Scudder Kemper Investments, Inc., a Delaware corporation formerly known as Scudder, Stevens & Clark, Inc., to manage each Fund's daily investment and business affairs subject to the policies established by the relevant Trust's Board of Trustees. The Trustees have overall responsibility for the management of their respective funds under Massachusetts law.

Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. and Scudder has changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.


The Directors have overall responsibility for the management of Scudder Global Fund and Scudder Emerging Markets Growth Fund under Maryland law. The Trustees have overall responsibility for the management of Scudder U.S. Treasury Money Fund, Scudder Income Fund, Scudder Growth and Income Fund and Scudder Development Fund under Massachusetts law.

Each Fund's fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended June 30, 1997, Scudder, Stevens & Clark, Inc. received an investment management fee of 0.21% of U.S. Treasury Money Fund's average daily net assets on an annual basis. Until October 31, 1998, the Fund's Adviser has agreed to continue the total annualized expenses of the Fund at 0.65% of average daily net assets of the Fund.


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32

Scudder Income Fund pays the Adviser an investment management fee that is graduated so that increases in the Fund's net assets may result in a lower fee and decreases in the Fund's net assets may result in a higher fee. For the year ended December 31, 1996, the Adviser received an investment management fee of 0.61% of Scudder Income Fund's average daily net assets on an annual basis.

As of May 1, 1997, Scudder Growth and Income Fund pays the Adviser an annual fee of 0.60% of the first $500 million of average daily net assets, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion, 0.45% of such assets in excess of $2 billion, 0.425% of such assets in excess of $3 billion and 0.405% of such assets in excess of $4.5 billion. The fee is graduated so that increases in the Fund's net assets may result in a lower annual fee rate and decreases in the Fund's net assets may result in a higher annual fee rate.

Prior to May 1, 1997, Scudder Growth and Income Fund paid the Adviser an annual fee of 0.60% of the first $500 million of average daily net assets, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion, 0.45% of such assets in excess of $2 billion, 0.425% of such assets in excess of $3 billion.

For the fiscal year ended December 31, 1996, the Adviser received an investment management fee of 0.49% of Scudder Growth and Income Fund's average daily net assets on an annual basis.

For the fiscal year ended June 30, 1997, the Adviser received an investment management fee of 0.98% of Scudder Development Fund's average daily net assets. The fee is graduated so that increases in the Fund's net assets may result in a lower fee and decreases in the Fund's net assets may result in a higher fee. Because of the higher cost of research, this fee is higher than that charged by most funds, but not necessarily higher than fees charged to funds with investment objectives similar to those of the Fund.


For the fiscal year ended June 30, 1997, the Adviser received an investment management fee of 0.95% of Scudder Global Fund's average daily net assets. Scudder Emerging Markets Growth Fund pays the Adviser an annual fee of 1.25% of the Fund's average daily net assets. The fees for Scudder Global Fund and Scudder Emerging Markets Growth Fund are higher than those charged by many funds which invest primarily in U.S. securities but not necessarily higher than the fees charged by funds with similar investment objectives. The Adviser has agreed to maintain the annualized expenses of Scudder Emerging Markets Growth Fund at no more than 2.25% of the average daily net assets of the Fund from March 1, 1998 until August 31, 1998. For the fiscal year ended October 31, 1997 the Adviser maintained expenses at no more than 2.00% of average daily net assets of Scudder Emerging Markets Growth Fund and as a result received an investment management fee of 0.92% of the Fund's average daily net assets.

All of a Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder Kemper Investments, Inc. manages Scudder Global Fund and Scudder Emerging Markets Growth Fund from its location at 345 Park Avenue, New York, New York.

Scudder Kemper Investments, Inc. manages Scudder U.S. Treasury Money Fund, Scudder Income Fund, Scudder Growth and Income Fund and Scudder Development Fund from its location at Two International Place, Boston, Massachusetts.




Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Funds.


                                                                              --

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Funds' principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Funds. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Funds.

Custodian

Brown Brothers Harriman & Co. is the custodian for Scudder Global Fund and Scudder Emerging Markets Growth Fund. State Street Bank and Trust Company is the custodian for Scudder U.S. Treasury Money Fund, Scudder Income Fund, Scudder Growth and Income Fund and Scudder Development Fund.

Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Funds' transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, each Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone, or by "Write-A-Check" for Scudder U.S. Treasury Money Fund, prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:
-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By exchange. Each Fund may be exchanged for shares of other funds in the Scudder Family of Funds unless otherwise determined by a Fund's Board of Directors or Trustees. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts.

Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

By telephone order. Existing shareholders of each Fund, with the exception of Scudder U.S.


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34

Treasury Money Fund, may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to a Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "QuickBuy." If you elected "QuickBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases may not be for more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "QuickBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "QuickBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "QuickBuy" transactions are not available for most retirement plan accounts. However, "QuickBuy" transactions are available for Scudder IRA accounts.

Redeeming shares

Each Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees. There may be a 2% fee payable to Emerging Markets Growth Fund for redemption of shares held less than one year.

By telephone. This is the quickest and easiest way to sell Fund shares. If you provided your banking information on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not include your banking information on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach a Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "Write-A-Check." You may redeem shares in Scudder U.S. Treasury Money Fund by writing checks against your account balance for at least


                                                                              --

$100. Your Fund investments will continue to earn dividends until your check is presented to a Fund for payment.

Checks will be returned by the Fund's transfer agent if there are insufficient shares to meet the withdrawal amount. You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written.

By "QuickSell." If you elected "QuickSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "QuickSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"QuickSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. For each Fund, with the exception of Scudder U.S. Treasury Money Fund, Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading.

In addition, for Scudder U.S. Treasury Money Fund, Scudder Fund Accounting Corporation determines net asset value per share as of twelve o'clock noon, and as of the close of regular trading on the Exchange, normally 4 p.m. eastern


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36
time on each day the Exchange is open for trading.

Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding. In calculating the net asset value per share, Scudder U.S. Treasury Money Fund uses the current market value of the securities. However, for securities with 60 days or less to maturity, the Fund uses the amortized cost value.

Trading in securities on foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when a Fund's net asset value is calculated, such securities will be valued at fair value as determined by each Trust's Board of Trustees or the Corporation's Board of Directors.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent.

For each Fund, with the exception of Scudder U.S. Treasury Money Fund, those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day. Those requests received after the close of regular trading on the Exchange will be executed the following business day.

For Scudder U.S. Treasury Money Fund, purchases made by wire and received by the Fund's transfer agent before noon on any business day are executed at noon on that day and begin earning income the same day. Those made by wire between noon and the close of regular trading on the Exchange on any business day are executed at the close of trading the same day and begin earning income the next business day. Purchases made by check are executed on the day the check is received in good order by the Fund's transfer agent and begin earning income on the next business day. Redemption requests received in good order by the Fund's transfer agent between noon and the close of regular trading on the Exchange are executed at the net asset value calculated at the close of regular trading on that day and will earn a dividend on the redeemed shares that day. If a redemption request is received by noon, proceeds will normally be wired that day, if requested by the shareholder, but no dividend will be earned on the redeemed shares on that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

Each Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

The Funds and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in a Fund's share price appears evident. Purchases and sales of each Fund, with the exception of Scudder U.S. Treasury Money Fund, should be made for long-term investment purposes only.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.


                                                                              --

Tax identification number

Be sure to complete the Tax Identification Number section of the application when you open an account. Federal tax law requires a Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the respective Boards of Directors or Trustees. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.

Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation.

Please refer to "Exchanges and Redemptions--Other Information" in the Fund's Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

Each Fund, with the exception of Scudder U.S. Treasury Money Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for distribution by making payment in whole or in part in readily marketable securities chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Shareholder benefits

Experienced professional management


Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms, actively manages your



--
38

Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Each Fund is managed by a team of Scudder investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Scudder U.S. Treasury Money Fund. Lead Portfolio Manager David B. Wines assumed responsibility for the Fund's day-to-day management in 1996. Mr. Wines focuses on overall investment strategy and has over 14 years of experience as a portfolio manager in the securities business, including eight years in the mutual fund business. Debra A. Hanson, Portfolio Manager, who joined the team in 1995, develops and executes investment strategy for the Fund. Ms. Hanson joined Scudder in 1983 and has over 14 years' experience trading and managing fixed-income portfolios. K. Sue Cote, Portfolio Manager, joined Scudder in 1983 and has 14 years experience working with short-term fixed-income investments.

Scudder Income Fund. Lead Portfolio Manager William M. Hutchinson has been responsible for the Fund's day-to-day operations and overall investment strategy since he joined Scudder in 1986. Mr. Hutchinson has over 20 years of investment experience. Stephen A. Wohler, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Mr. Wohler has over 17 years experience managing fixed-income investments and has been with Scudder since 1979.

Scudder Growth and Income Fund. Lead Portfolio Manager, Robert T. Hoffman leads a team of investment professionals responsible for the management of the Fund and other portfolios managed in a similar fashion. Mr. Hoffman has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since 1991. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 13 years of experience in the investment industry, including several years of pension fund management experience.

Lori Ensinger, Portfolio Manager, joined the portfolio management team in 1993, and the Fund in 1996. Ms. Ensinger focuses on stock selection and investment strategy. She has worked as a portfolio manager since 1983, and joined Scudder in 1993.

Deborah Chaplin, Portfolio Manager, has focused on stock selection and investment strategy since joining the portfolio management team in 1997. Ms. Chaplin, who joined Scudder in 1996 has over four years of investment experience as a securities analyst and portfolio manager. Prior to joining Scudder, Ms. Chaplin was a research fellow in the Faculty of Letters at Kyoto University, Japan.

Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983 as a portfolio manager, and the Fund in 1986.

Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined the portfolio management team and Scudder in 1991, focuses on strategy and stock selection.

Scudder Development Fund. Lead Portfolio Manager Roy C. McKay assumed responsibility for the Fund's day-to-day management when he joined Scudder in 1988. Mr. McKay has more


                                                                              --
than 30 years of investment experience, with over 20 years specializing in small and medium-size company growth stocks. Peter Chin, who has been with Scudder since 1973, joined Scudder's small company group in 1986 and became a Portfolio Manager of the Fund in 1993. Mr. Chin contributes expertise in manufacturing, service and energy companies. Mr. Chin has 28 years of investment experience, including ten years in small and medium-size company growth stocks.

Scudder Global Fund. Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for Scudder Global Fund's worldwide strategy and investment themes since its inception in 1986. Mr. Holzer, who has over 20 years' experience in global investing, joined Scudder in 1980. Diego Espinosa, Portfolio Manager, joined the team in 1997 and Scudder in 1996. Mr. Espinosa is also responsible for development of the Fund's strategy and management of the portfolio on a daily basis. Mr. Espinosa has six years of investment industry experience. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976 and the team in 1993.


Scudder Emerging Markets Growth Fund. Joyce E. Cornell, Lead Portfolio Manager, has responsibility for the Fund's day-to-day management and investment strategies. Ms. Cornell has been a portfolio manager at Scudder since 1993, and joined the firm in 1991 after eight years of investment experience as a research analyst. Elizabeth Allan, Portfolio Manager, helps set the Fund's general investment strategies. Ms. Allan joined Scudder in 1987, and has numerous years of Pacific Basin research and investing experience. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy by focusing on the Latin American securities in the portfolio. Ms. Kenney joined the Adviser in 1995 and has over ten years of financial industry experience. Ms. Kenney was a vice president of corporate finance for an investment banking firm for seven years, and most recently, a portfolio manager for two years. Andre J. DeSimone, Portfolio Manager, assists in investment selection. Mr. DeSimone joined the Adviser in 1997 after three years as Chief Executive Officer of a stock brokerage company in Kenya. Mr. DeSimone also has six years of experience in investment banking.


SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility


Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. (The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-225-5163.) Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.


Personal Counsel(SM) -- A Managed Fund Portfolio Program

If you would like to receive direct guidance and management of your overall mutual fund portfolio to help you pursue your investment


--
40
goals, you may be interested in Personal Counsel from Scudder. Personal Counsel, a program of Scudder Investor Services, Inc., a registered investment adviser and a subsidiary of Scudder Kemper Investments, Inc., combines the benefits of a customized portfolio of pure no-load Scudder Funds with ongoing portfolio monitoring and individualized service, for an annual fee of generally 1% or less of assets (with a $1,000 minimum). In addition, it draws upon the Adviser's more than 75-year heritage of providing investment counsel to large corporate and private clients. If you have $100,000 or more to invest initially and would like more information about Personal Counsel, please call 1-800-700-0183.


Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements


You will receive a detailed statement summarizing account activity, including dividend and capital gain reinvestment, purchases and redemptions. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.


Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Investor Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Investor Centers in Boca Raton, Boston, Chicago, New York and San Francisco.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.


                                                                              --

Purchases

------------------------------------------------------------------------------------------------------------------------
Opening             Minimum initial investment: $2,500; IRAs $1,000
an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                    See appropriate plan literature.

Make checks         o  By Mail              Send your completed and signed application and check
payable to "The
Scudder Funds."                                 by regular mail to:    or       by express, registered,
                                                                                or certified mail to:


                                                The Scudder Funds               The Scudder Funds
                                                P.O. Box 2291                   66 Brooks Drive
                                                Boston, MA                      Braintree, MA 02184
                                                02107-2291


                    o  By Wire              Please see Transaction information--Purchasing shares--
                                            By wire for details, including the ABA wire transfer number.
                                            Then call 1-800-225-5163 for instructions.

                    o  In Person            Visit one of our Investor Centers to complete your application with the help of a Scudder representative. Investor Center locations are listed under Shareholder benefits.

------------------------------------------------------------------------------------------------------------------------
Purchasing          Minimum additional investment: $100; IRAs $50
additional          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
shares              See appropriate plan literature.

Make checks         o By Mail               Send a check with a Scudder investment slip, or with a letter of
payable to "The                             instruction including your account number and the
Scudder Funds."                             complete Fund name, to the appropriate address listed above.

                    o By Wire               Please see Transaction information--Purchasing shares--
                                            By wire for details, including the ABA wire transfer number.

                    o In Person             Visit one of our Investor Centers to make an additional
                                            investment in your Scudder fund account. Investor Center
                                            locations are listed under Shareholder benefits.

                    o By Telephone          Please see Transaction information--Purchasing shares--
                                            By QuickBuy or By telephone order for more details.

                    o By Automatic          You may arrange to make investments on aregular basis regular basis
                      Investment Plan       through automatic deductions from your bank checking
                      ($50 minimum)         account. Please call 1-800-225-5163 for more information and an enrollment form.
------------------------------------------------------------------------------------------------------------------------


--
42

Exchanges and redemptions

------------------------------------------------------------------------------------------------------------------------
Exchanging        Minimum investments:  $2,500 to establish a new account;
shares                                  $100 to exchange among existing accounts

                  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                     8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                     Information Line, call 1-800-343-2890 (24 hours a day).

There may be a    o By Mail          Print or type your instructions and include:
2% fee payable      or Fax            - the name of the Fund and the account number you are exchanging from;
to Emerging                           - your name(s) and address as they appear on your account;
Markets Growth                        - the dollar amount or number of shares you wish to exchange;
Fund for                              - the name of the Fund you are exchanging into;
redemption of                         - your signature(s) as it appears on your account; and
shares held                           - a daytime telephone number.
less than one
year.                                Send your instructions
                                     by regular mail to:      or   by express, registered,   or   by fax to:
                                                                   or certified mail to:


                                     The Scudder Funds             The Scudder Funds              1-800-821-6234
                                     P.O. Box 2291                 66 Brooks Drive
                                     Boston, MA                    Braintree, MA 02184
                                     02107-2291

------------------------------------------------------------------------------------------------------------------------
Redeeming shares  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                     8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                     Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

There may be a    o By "Write-       You may redeem shares in scudder U.S. Treasury Money Fund by writing checks
2% fee payable      A-Check"         against your account balance as often as you like for at least $100, but not
to Emerging                          more than $5,000,000.
Markets Growth
Fund for          o By Mail          Send your instructions for redemption to the appropriate address or fax number
redemption of       or Fax           above and include:
shares held                           - the name of the Fund and account number you are redeeming from;
less than one                         - your name(s) and address as they appear on your account;
year.                                 - the dollar amount or number of shares you wish to redeem;
                                      - your signature(s) as it appears on your account; and
                                      - a daytime telephone number.

                                     A signature guarantee is required for redemptions over $100,000.
                                     See Transaction information--Redeeming shares.

                  o By Automatic     You may arrange to receive automatic cash payments periodically.
                    Withdrawal       Call 1-800-225-5163 for more information and an enrollment form.
                    Plan

------------------------------------------------------------------------------------------------------------------------


                                                                              --

Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of up to $2,000 per person for anyone with earned income (up to $2,000 per individual for married couples filing jointly, even if only one spouse has earned income). Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax-deferred basis. The Scudder No-Fee IRA charges you no annual custodial fee.


o Scudder Roth No-Fee IRAs. Similar to the traditional IRA in many respects, these retirement plans provide a unique opportunity for qualifying individuals to accumulate investment earnings tax free. Unlike a traditional IRA, with a Roth IRA, if you meet the distribution requirements, you can withdraw your money without paying any taxes on the earnings. No tax deduction is allowed for contributions to a Roth IRA. The Scudder Roth IRA charges you no annual custodial fee.


o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. The Scudder SEP-IRA charges you no annual custodial fee.

o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA and most Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.


--
44

Investment products and services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
    Premium  Shares*
    Managed Shares*
  Scudder Government Money Market Series--Managed Shares*

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder Tax Free  Money Market Series--Managed  Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited
    Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth

  Value
    Scudder Large Company Value  Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth

  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds

  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
  Traditional IRA
  Roth IRA
  SEP-IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan **+++ +++
    (a variable annuity)

Education Accounts
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various foreign stock exchanges.



                                                                              --

How to contact Scudder

Account Service and Information:

For existing account service and transactions

            Scudder Investor Relations -- 1-800-225-5163

      For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

            Scudder Electronic Account Services -- http://funds.scudder.com

      For personalized information about your Scudder accounts, exchanges and redemptions

            Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

      For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

            Scudder Investor Relations -- 1-800-225-2470
                                          Investor.Relations@scudder.com
            Scudder's World Wide Web Site -- http://funds.scudder.com

      For establishing 401(k) and 403(b) plans

            Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:

      To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Personal Counsel(SM) -- A Managed Fund Portfolio Program:

      To receive information about this mutual fund portfolio guidance and management program

            Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to:

            The Scudder Funds
            P.O. Box 2291
            Boston, Massachusetts
            02107-2291

Or Stop by a Scudder Investor Center:

      Many shareholders enjoy the personal, one-on-one service of the Scudder Investor Centers. Check for an Investor Center near you--they can be found in the following cities:

            Boca Raton       Chicago           San Francisco
            Boston           New York

Scudder Investor Relations and Scudder Investor Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.